Litigations	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Litigations
32.	LITIGATIONS
On October 31, 2018, a class action complaint was filed in the United States District Court for the District of New Jersey against the Company and certain of the Company’s officers alleging violations of the federal securities laws with respect to the delisting of the Company’s shares on the New York Stock Exchange. The complaint was later amended by the plaintiffs. On or about June 24, 2019, the defendants moved to dismiss the amended complaint in its entirety on the grounds that it failed to state a claim and that the Court lacks personal jurisdiction over the individual defendants. The motion to dismiss was granted in part, and denied in part, by the Court in June 2020. The parties then conducted limited document discovery regarding the remaining claims. Subsequently, the parties engaged in mediation regarding a possible resolution of all claims asserted in the class action lawsuit. As a product of the mediation, the parties reached an agreement in principle to settle the class action lawsuit for a payment of US$1.8 million, a portion of which will be paid by the Company’s insurance carrier. The proposed class action settlement is currently being documented and will be submitted to the Court for review and approval. The Company is unable to predict with any reasonable degree of certainty whether the proposed settlement ultimately will be approved by the Court. Other than the aforementioned action, the Company is currently not a party to, and is not aware of any threat of, any legal, arbitral or administrative proceedings, which, in the opinion of the Company’s management, is likely to have a material adverse effect on the Company’s business, financial condition or results of operations. The Company may from time to time become a party to various legal, arbitral or administrative proceedings arising in the ordinary course of the Company’s business.